EXHIBIT 10.39

EXECUTION COPY
FORM OF VOTING AGREEMENT
THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of November 9, 2006, by and between Genentech, Inc., a Delaware corporation (“Parent”) and the undersigned stockholder (“Stockholder”) of Tanox, Inc. (the “Company”).
RECITALS
A. Concurrently with the execution of this Agreement, Parent and the Company have entered into an Agreement and Plan of Merger (the “Merger Agreement”), which provides for the merger (the “Merger”) of a wholly-owned subsidiary of Parent with and into the Company.
B. Pursuant to the Merger, all of the issued and outstanding shares of capital stock and options of the Company will be canceled and converted into the right to receive the consideration set forth in the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement.
C. As of the date hereof, Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of shares of outstanding capital stock of the Company (the “Shares”) and other securities convertible into, or exercisable or exchangeable for, shares of capital stock of the Company (the “Options”), all as set forth on the signature page of this Agreement; provided that for purposes of determining beneficial ownership pursuant to this Agreement, Stockholder shall in all cases be deemed to be the beneficial owner of any securities which may be acquired by such Stockholder pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).
D. As a material inducement to Parent to enter into and to consummate the transactions contemplated by the Merger Agreement, Parent has required that Stockholder agree, and Stockholder is willing to agree, to restrict the transfer or disposition of any Shares, Options and any New Shares (as defined in Section 1(b) hereof), and to vote the Shares and any New Shares as set forth in this Agreement.
NOW, THEREFORE, the parties hereto hereby agree as follows:
1. Agreement to Retain Shares and Options.
(a) Transfer. Stockholder agrees that, at all times during the period beginning on the date hereof and ending at the Expiration Time, Stockholder shall not Transfer (as defined below) any of the Shares, Options and any New Shares, or make any agreement or understanding regarding any Transfer, in each case without the prior written consent of Parent. Stockholder agrees that any Transfer in violation of this Agreement shall be void and of no force or effect.
As used herein, the term “Expiration Time” shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, or (ii) the termination of the Merger Agreement in accordance with the terms thereof. As used herein, the term “Transfer” shall mean, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the gift, placement in trust, or the Constructive Sale (as defined below) or other disposition of such security (excluding [exercises of Options and]1 transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, tender, pledge, hypothecation or Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing, excluding any Transfer (A) pursuant to a court order, (B) pursuant to the Merger, (C) to any affiliate or family member of Stockholder if such transferee, prior to the Transfer, executes a binding agreement with Parent and the Company substantially in the form of this Agreement [or (D) that is a sale (other than a Constructive Sale) in the open market through a brokers’ transaction (as defined in Rule 144(g) under the Securities Act of 1933, as amended)]2. As used herein, the term “Constructive Sale” shall mean, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership.
(b) New Shares. Stockholder agrees that any shares of capital stock of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Time, including, without limitation, shares issued or issuable upon the conversion, exercise or exchange, as the case may be, of any Options held by Stockholder (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof.
2. Agreement to Vote Shares. Until the Expiration Time, at every meeting of stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following, Stockholder shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 3), the outstanding Shares and any outstanding New Shares (to the extent any such New Shares may be voted):

1This language was included in voting agreements executed by Julia Brown, Heinz Bull, Danong Chen, Gary Frashier, Osama Mikhail and Peter Traber, but was excluded from the voting agreements executed by Nancy Chang and Tse-Wen Chang.
2This language was included in voting agreements executed by Julia Brown, Heinz Bull, Danong Chen, Gary Frashier, Osama Mikhail and Peter Traber, but was excluded from the voting agreements executed by Nancy Chang and Tse-Wen Chang.
          (i) in favor of adoption of the Merger Agreement and in favor of any other action contemplated by the Merger Agreement or required in furtherance of the Merger and the transactions contemplated by the Merger Agreement (including one or more adjournments necessary to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and any such related proposals at the time of any meeting held for such purposes);
(ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Merger Agreement;
(iii) against any of the following actions (other than those actions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease, license or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any amendment to the certificate of incorporation or bylaws of the Company or any subsidiary of the Company or any material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, frustrate, prevent, interfere with, delay, postpone, discourage, nullify or adversely affect the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; and
(iv) in favor of waiving any notice that may have been or may be required relating to any such meeting of stockholders or written consent, the Merger, the Merger Agreement or the transactions contemplated thereby.
Prior to the Expiration Time, Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Section 2. Prior to the Expiration Time, to the extent not represented thereat by the person(s) appointed under the Proxy, Stockholder shall [cause the Shares and any New Shares to be counted as present thereat for purposes of establishing quorum.]3
3. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Parent an irrevocable proxy in the form attached hereto as Appendix A (the “Proxy”), which shall be irrevocable to the fullest extent permitted by applicable law, covering the total number of Shares and New Shares.
4. Representations, Warranties and Covenants of Stockholder. Stockholder represents, warrants and covenants to Parent as follows:
(i) Stockholder is the beneficial owner of the Shares, with full power to vote or direct the voting of the Shares and to dispose of the Shares for and on behalf of any and all beneficial owners of the Shares, with no limitations, qualifications or restrictions on such rights.

3This language was included in voting agreements executed by Julia Brown, Heinz Bull, Danong Chen, Gary Frashier, Osama Mikhail and Peter Traber. In the voting agreements executed by Nancy Chang and Tse-Wen Chang, the following language was substituted for the highlighted language: “appear at any meeting of stockholders of the Company and cause the Shares and any New Shares to be counted as present thereat for purposes of establishing quorum.”

(ii) As of the date hereof, the Shares are, and at all times up until the Expiration Time the Shares will be, free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances of any kind or nature, in each case that could impair Stockholder’s ability to fulfill its obligations under Section 2. The execution and delivery of this Agreement by Stockholder do not, and Stockholder’s performance of its obligations under this Agreement will not, conflict with or violate any order, decree, judgment or Contract applicable to Stockholder or by which Stockholder or any of Stockholder’s properties or Shares is bound.
(iii) Stockholder does not beneficially own any shares of capital stock of the Company, or any securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company, other than as set forth on the signature page hereto.
(iv) Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement, the Proxy and any other related agreements to which Stockholder is a party.
(v) Stockholder shall not take any action that the Company is prohibited from authorizing or permitting any Representative (as defined in the Merger Agreement) from taking under Section 5.4(a) of the Merger Agreement, whether or not Stockholder is or remains a Representative.
(vi) Stockholder agrees that it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any Action before any Governmental Entity, which alleges that the execution and delivery of this Agreement by Stockholder, either alone or together with the other Company voting agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the board of directors of the Company, breaches any fiduciary duty of the board of directors of the Company or any member thereof; provided, that Stockholder may defend against, contest or settle any such action, claim, suit or cause of action brought against Stockholder that relates solely to Stockholder’s capacity as a director or officer of the Company.
(vii) Stockholder shall not exercise any rights (including under Section 262 of the Delaware Law) to demand appraisal or dissenters’ rights with respect to any Shares or New Shares that may be available with respect to the Merger.
5. Further Assurances. Stockholder hereby covenants and agrees to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary to fulfill such Stockholder’s obligations under this Agreement, and to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

6. Consents and Waivers. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any Contract or other instrument to which Stockholder is a party or subject or in respect of any rights Stockholder may have. Stockholder further consents to the Company placing a stop transfer order on the Shares and any New Shares with its transfer agent(s) in accordance with Section 8.
7. Termination. This Agreement and the Proxy delivered in connection herewith shall terminate automatically and shall have no further force or effect as of the Expiration Time.
8. Company Covenants. The Company agrees to make a notation on its records and give instructions to its transfer agent(s) to not permit, prior to the Expiration Time, the transfer of any Shares or New Shares, except as permitted pursuant to Section 1(a).
9. Miscellaneous.
(a) Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, Stockholder has entered into this Agreement in his or her capacity as a Stockholder of the Company, and nothing in this Agreement shall limit or restrict Stockholder from acting in the Stockholder’s capacity as a director or officer of the Company, as applicable (it being understood that this Agreement shall apply to Stockholder solely in Stockholder’s capacity as a stockholder of the Company).
(b) Waiver. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by the other party hereto. The waiver of any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement. No delay or omission by Parent in exercising any right under this Agreement shall operate as a waiver of that right or any other right under this Agreement.
(c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):
(i)if to Parent, to:
Genentech, Inc.
1 DNA Way
South San Francisco, California 94080
Attention: Corporate Secretary
Telephone No.: (650) 225-1000
Telecopy No.: (650) 467-9146

with a copy to:
Wilson Sonsini Goodrich & Rosati
Professional Corporation
650 Page Mill Road
Palo Alto, California 94304
Attention:  Martin W. Korman, Esq.
                              Bradley L Finkelstein, Esq.
Telephone No.: (650) 493-9300
Telecopy No.: (650) 493-6811
(ii)if to Stockholder: To the address for notice set forth on the signature page hereof.
(d) Headings. All captions and section headings used in this Agreement are for are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
(e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.
(f) Entire Agreement; Amendment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may not be changed or modified, except by an agreement in writing specifically referencing this Agreement and executed by each of the parties hereto.
(g) Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the Court of Chancery in Newcastle County in the state of Delaware (and any appellate courts therefrom), or if such jurisdiction shall be unavailable, any court in the State of Delaware and the Federal courts of the United States of America, each located within Newcastle County in the State of Delaware., solely in respect of the interpretation and enforcement of the provisions of this Agreement, and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in the Court of Chancery in the State of Delaware or, if jurisdiction is not available in the Court of Chancery, any other Delaware state court or Federal court, each located in Newcastle, County Delaware. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9(c) or in such other manner as may be permitted by applicable law, shall be valid and sufficient service thereof. With respect to any particular action, suit or proceeding, venue shall lie solely in Newcastle County, Delaware.
(i) Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in this Agreement will be construed against the party drafting such agreement or document. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” All capitalized terms that are used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.
(j) Remedies. The parties acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.
(k) No Assignment. Unless otherwise provided for herein, Stockholder may not assign this Agreement. This Agreement shall inure to the benefit of Parent, Company and their respective successors and assigns.
(l) Waiver of Jury Trial. EACH OF PARENT AND STOCKHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT OR STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

GENENTECH, INC.

By:
Name:
Title:

STOCKHOLDER:

Signature

Print Name

Shares:
Company Common Stock: ___________________________________
Company Options: _________________________________________

Stockholder’s address for notice:

**** Signature Page to Company Voting Agreement***
APPENDIX A
IRREVOCABLE PROXY
The undersigned stockholder (“Stockholder”) of Tanox, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Stephen Julesgaard and David Ebersman of Genentech, Inc., a Delaware corporation (“Parent”), and each of them, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all Shares and New Shares (each as defined in the that certain Voting Agreement, dated of even date herewith, by and among Parent, the Company and Stockholder (the “Voting Agreement”)), in accordance with the terms of this Proxy until the Expiration Time (as defined in the Voting Agreement). The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the Shares or any New Shares until after the Expiration Time (as defined in the Voting Agreement).
This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest, is granted pursuant to the Voting Agreement, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger, dated as of November 9, 2006, by and among Parent, the Company and certain other parties (the “Merger Agreement”). The Merger Agreement provides for the merger of a wholly-owned subsidiary of Parent with and into the Company in accordance with its terms (the “Merger”), and Stockholder is receiving a portion of the proceeds of the Merger.
The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Time, to act as the undersigned’s attorney-in-fact and proxy to vote the Shares and any New Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares and new Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting:
(i) in favor of adoption of the Merger Agreement and in favor of any other action contemplated by the Merger Agreement or required in furtherance of the Merger and the transactions contemplated by the Merger Agreement (including one or more adjournments necessary to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and any such related proposals at the time of any meeting held for such purposes);

           (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Merger Agreement;
(iii) against any of the following actions (other than those actions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease, license or transfer of any significant part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any amendment to the certificate of incorporation or bylaws of the Company or any subsidiary of the Company or any material change in the capitalization of the Company or any subsidiary of the Company, or the corporate structure of the Company or any subsidiary of the Company, or (E) any other action that is intended, or could reasonably be expected to, impede, frustrate, prevent, interfere with, delay, postpone, discourage, nullify or adversely affect the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; and
(iv) in favor of waiving any notice that may have been or may be required relating to any such meeting of stockholders or written consent, the Merger, the Merger Agreement or the transactions contemplated thereby.
Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.
This Proxy shall terminate, and be of no further force and effect, automatically as of the Expiration Time.
[Remainder of Page Intentionally Left Blank]
*****

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Time (as defined in the Voting Agreement).
Dated: November 9, 2006

Signature

Print Name

Address

Shares:

Company Common Stock: ___________________________________

Company Options: _________________________________________
****Signature Page to Proxy****